Exhibit 10.206

***** INdicates Certain confidential portions of this Exhibit that have been omitted pursuant to Item 601(b) of Regulation S-K because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

A.N.: 130339

AMD_00251610.0

AMENDMENT

Date of Amendment: April 1, 2019

AMENDMENT (this “Amendment”) to the Index License Agreement for Funds (MSCI reference number IXF_00040) dated as of March 18, 2000 (as previously amended, the “Agreement”) is made by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (as successor to Barclays Global Investors, N.A.) (“Licensee”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

1.	Exhibit A of the Agreement is hereby amended to add the following Indexes:

•	MSCI Japan Investable Market Index
•	***************************************

or such other indexes as agreed by Licensee and MSCI in writing.

2.	Licensee may use the Indexes set forth in Section 1 above solely with respect to the following Licensee funds:

•	iShares MSCI Japan IMI ETF ********************
•	*************************************************************

or such other names as agreed by Licensee and MSCI in writing.

The ************ and the ********** may be referred to collectively as the “Funds.”  The Funds shall be exchange traded index funds listed on a national securities exchange located in the United States.

3.	License Fees:

a.	********* License Fees:

The license fees set forth herein shall be calculated and payable on *****************.  During each ******** ******* and for ****************************, Licensee shall pay ********* license fees calculated in accordance with the ***********, subject to *********************:

***************	*********************
****************	****************************************************************
*************************	*************************************************************
*************************	*************************************************************
********************	*************************************************************
*************	*************************************************************

For the avoidance of doubt, the ********* license fees shall be ********************.  For example, ***.

“Expense Ratio” means the ratio (expressed as a percentage) obtained when dividing ********************* ***************************************** by *************.

Notwithstanding anything to the contrary, if during any relevant period any Fund ************************ ***** or ************************************************ or if any Fund has an ***************.

b.	Calculation of ********* License Fees to *************************:

The ********* license fees for the ********** shall be determined by ******************************* **************************.

Except for the addition of the ******************************************************** during any applicable period, the calculation of ********* license fees payable in accordance *********************** shall ****************. All ********* license fees with respect to the ************************* shall be due and payable in accordance ************************************.

For the avoidance of doubt, there shall be ******************************************************* ***********************************************. By way of explanation, the parties believe that *******************************.

The parties acknowledge and agree that ******************************************************* *********************************************************************************.

******************* ceases to exist or to be subject to the terms of this Amendment or any successor agreement for any reason in any ****************, then, notwithstanding anything to the contrary, *******.

c.	Reporting:

On a ********* basis, Licensee shall report to MSCI (i) *********************************** ********************************** and (ii) ***************************. For the avoidance of doubt, if the inception date or the termination date of any of the Funds is any day other than the first day or last day (respectively) of ******************, then, in order to align any relevant payment schedule with *** ****************, the ********* license fees ******************.

4.	Special Conditions:

a.

To the extent that this Amendment conflicts with the Agreement, this Amendment shall control.  No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

b.

MSCI may terminate this Amendment with respect to any Index set forth in Section 1 if, within one (1) year of the date of this Amendment, Licensee does not list the applicable Fund that is based on such Index.

c.

If Licensee delists any of the Funds or changes the underlying Index for any of the Funds, Licensee’s right to use the relevant Index set forth in Section 1 with respect to such Funds shall automatically and immediately terminate.

d.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

ACKNOWLEDGED AND AGREED

LICENSEE: BlackRock Fund Advisors		MSCI Inc.

By	/s/ Ruth Weiss	By	/s/ Alex Gil

Name	Ruth Weiss	Name	Alex Gil

Title	Managing Director	Title	Executive Director

Date	4.24.19	Date	May 1, 2019

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